UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 11, 2022, Adtalem Global Education Inc., a Delaware corporation (the “Company”) announced the results of its previously announced offer to purchase (the “Asset Sale Offer”) up to $373,333,000 of its 5.500% Senior Notes due 2028 (the “Notes”) for cash at a price equal to 100% of the principal amount of the Notes, equivalent to $1,000 per $1,000 principal amount of Notes, plus accrued and unpaid interest and additional interest, if any, for such Notes up to, but not including, April 11, 2022. The Asset Sale Offer was made pursuant to indenture governing the Notes (as amended and supplemented, the “Indenture”) and an Offer to Purchase and related Letter of Transmittal, each dated March 14, 2022. As of 5:00 P.M., New York City time, on April 8, 2022 (the expiration date with respect to the Notes), $373,333,000 principal amount of the Notes, representing 46.67% of the outstanding principal amount of the Notes, has been validly tendered and accepted for purchase by the Company.

A copy of the press release announcing the results of the Asset Sale Offer is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

This report does not constitute a notice of redemption under the optional redemption provisions of the indenture governing the Notes, nor does it constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Adtalem Global Education Inc., dated April 11, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/	Robert J. Phelan
Name:		Robert J. Phelan
Title:		Senior Vice President and Chief Financial Officer

Date: April 11, 2022